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                                                                    EXHIBIT 10.6

                       AMENDMENT TO OPERATING AGREEMENT OF
                            MEDCATH OF TUCSON, L.L.C.

         THIS AMENDMENT (the "Amendment") to the Operating Agreement (the "Operating Agreement") of MedCath of Tucson, L.L.C. (the "Company") is made and entered pursuant to Section 11.2 of the Operating Agreement.

                                    RECITALS

         WHEREAS, the Members desire to amend the Operating Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the Members agree as follows:

         1.       The following provision is hereby inserted at the end of
Section 8.4 of the Operating Agreement:

         Notwithstanding anything herein to the contrary, in the event that no later than December 31, 2001 MedCath Holdings, Inc. ("MHI") or one of MHI's Affiliates conducts an underwritten public offering of the common stock of MHI or its Affiliate pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, and MHI or MHI's Affiliate offers shares of its common stock or cash to any Member in exchange for such Member's Membership Interest or a portion thereof (the "Exchange"), MHI and its Affiliates and the Member may, notwithstanding the terms of this Agreement, engage in such Exchange upon such terms as the Member and MHI or MHI's Affiliate may mutually agree, and the Exchange shall not be subject to any restrictions on the transfer of Membership Interests or rights of first refusal of the Company or of any other Member set forth in this Agreement, including, but not limited to, those restrictions set forth in this Section 8.4.

         2. All terms not defined herein shall have the meaning provided therefor in the Operating Agreement.

         3. Except as expressly provided herein, all terms and conditions of the Operating Agreement shall remain in full force and effect.

         4. This Amendment shall be effective when approved by the Members in accordance with Section 11.2 of the Operating Agreement

IN WITNESS WHEREOF, the Members have approved and consented to this Amendment as of the 12th day of April, 2001.



                                             MEDCATH OF TUCSON, L.L.C.
                                             By Southern Arizona Hospital, Inc.

                                             By: /s/ illegible signature
                                                 ------------------------

                                             Its: President
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